Exhibit 10.1

Sullivan County Recording Page

1

Satisfaction of Mortgage Wells Fargo Bank, National Association, Boreal Water Collection, A.T. Reynolds & Sons $2,900,000.00

2

Dated August 21, 2013 $2,650,000.00 Consolidated by a Mortgage Consolidation, Modification and Extension Agreement/

3

County Clerk’s Recording Page Assignment of Leases/Rents

4

Termination of Assignment of Leases and Rents August 21, 2013 by Wells Fargo Bank, Boreal Water Collection,

5

SULLIVAN COUNTY – STATE OF NEW YORK
DANIEL L BRIGGS, COUNTY CLERK
100 NORTH STREET, MONTICELLO, NY 12701

COUNTY CLERK'S RECORDING PAGE
*****THIS PAGE IS PART OF THE DOCUMENT – DO NOT DETACH*****

INSTRUMENT #: 2013-6934

Receipt#: 2013436386
Clerk: KF
Rec Date: 09/05/2013 09:20:37 AM
Doc Grp: RP
Descrip: DISCHARGE OF MORTGAGE
Num Pgs: 3
Rec'd Frm: PAULA FOR FRONTIER

Party1: WELLS FARGO BANK NATIONAL ASSOCIATION
Party2: BOREAL WATER COLLECTION INC

Recording:

Cover Page	5.00
Recording Fee	30.00
Records Management - Stat	4.75
Records Management - Coun	1.00
Cultural Ed	14.25
Notations	0.50
Additional Discharges	76.50
Total:	132.00

**** NOTICE: THIS IS NOT A BILL ****

I hereby certify that the within and foregoing was recorded in the Sullivan County Clerk's Office

Daniel L. Briggs
Daniel L. Briggs
Sullivan County Clerk

Record and Return To:

PAULA FOR FRONTIER
P/U

THIS IS NOT AN INVOICE

SATISFACTION OF MORTGAGE

KNOW ALL MEN BY THESE PRESENTS that **Wells Fargo Bank, National Association,*** **DOES HEREBY CERTIFY** that the following Mortgage **IS PAID,** and does hereby consent that the same be discharged of record. A certain Mortgage, bearing the date of April 3, 2009 in the amount of One Million Nine Hundred Thousand and 00/100 ($1,900,000.00) Dollars, and interest, made and executed by Boreal Water Collection, Inc* and recorded in the County of Sullivan as Instrument Number 2009-00045589 on the 22nd day of April 2009, and which Mortgage has not been assigned of record. This Mortgage Satisfaction encompasses the following Schedule of Notes and Mortgages:

*having an address at 119 West 40th St New York, NY 1001

*having an office 4494-4496 State Road 42 North Kiamesha, NY 1275

MORTGAGE executed by A.T. Reynolds & Sons, Inc to Key Bank of Eastern New York N.A. in the amount of $1,000,000.00 dated July 20, 1990 and recorded July 23, 1990 in Mortgage Liber 1471 at page 573 in the Sullivan County Clerk's Office.

Which Mortgage was assigned by the Key Bank of New York to the Bank of New York by Assignment dated February 3, 1994 and recorded February 4, 1994 in Liber 1724 at page 517

MORTGAGE executed by A&T Reynolds & Sons, Inc., to the Bank of New York in the amount of $1,836,666.53 dated February 3, 1994 and recorded February 4, 1994 in Mortgage Liber 1724 at page 519 in the Sullivan County Clerk's Office.

Which Mortgages were consolidated by a Modification, Consolidation and Extension Agreement dated February 3, 1994 and recorded on February 4, 1994 in Liber 1724 at page 531 in the Sullivan County's Clerk's Office to form a single lien in the amount of $2,700,000.00.

MORTGAGE executed by A.T. Reynolds & Sons, Inc., to the Bank of New York in the amount of $562,499.88 dated March 31, 1999 and recorded April 1, 1999 in Liber 2095 at page 559 in the Sullivan County Clerk's Office.

The above Mortgages were consolidated by a Modification, Consolidation and Extension Agreement dated March 31, 1999 and recorded April 1, 1999 in Liber 2095 at page 570 in the Sullivan County Clerk's Office to form a single lien in the amount $2,325,000.00.

CONSOLIDATED MORTGAGE/ASSIGNMENT OF LEASES AND RENTS/SECURITY AGREEMENT executed by A.T. Reynolds & Sons. Inc., to the Bank of New York in the amount of $818,033.38 dated July 23, 2004 and recorded July 28, 2004 in Liber 2808 at page 405 in the Sullivan County Clerk's Office, pursuant to which the above mortgages were consolidated to for a single lien in the amount of $2,342,199.84.

The above mortgages were assigned by the Bank of New York to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division by Assignment dated as of April 28, 2006 and recorded June 9, 2006, under Instrument Number 2006-00007548 in the Sullivan County Clerks Office.

MORTGAGE and SECURITY AGREEMENT made by A.T. Reynolds & Sons, Inc. d/b/a Leisure Time Spring Water to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division in the amount of $1,975,331.19 dated as of April 28, 2006 and recorded June 9, 2006 under Instrument Number 2006-00007549 in the Sullivan County Clerk's Office.

The above mortgages were consolidated by a Mortgage Consolidation, Modification and Extension Agreement between A.T. Reynolds & Sons, Inc d/b/a Leisure Time Spring Water and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division dated as of April 28, 2006 and recorded June 9, 2006 under Instrument Number 2006-00007550 in the Sullivan County Clerk's Office to form a single lien in the amount of $2,650,000.00.

Dated: August 21, 2013

Wells Fargo Bank, National Association

By: Evan Zwerman, Authorized Signator

STATE OF NEW YORK)
) ss.,
COUNTY OF New York)

On the 21st day of August in the year 2013, before me, the undersigned, a Notary Public in and for said State, personally appeared Evan Zwerman, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

Notary Public

RECORD AND RETURN TO:

Jacob R. Billig, Esq
Billig Loughlin & Baer, LLP
P.O. Box 1447 – 461 Broadway
Monticello, New York 12701

LINDA KURZ
Notary Public - State of New York
NO. 01KU5033942
Qualified in Bronx County
My Commission Expires 9/26/14

SULLIVAN COUNTY – STATE OF NEW YORK
DANIEL L BRIGGS, COUNTY CLERK
100 NORTH STREET, MONTICELLO, NY 12701

COUNTY CLERK'S RECORDING PAGE
THIS PAGE IS PART OF THE DOCUMENT – DO NOT DETACH

INSTRUMENT #: 2013-6936

Receipt#: 2013436386
Clerk: KF
Rec Date: 09/05/2013 09:20:37 AM
Doc Grp: RP
Descrip: ASST OF LEASES/RENTS
Num Pgs: 2
Rec'd Frm: PAULA FOR FRONTIER

Party1: WELLS FARGO BANK NATIONAL ASSOCIATION
Party2: BOREAL WATER COLLECTION INC

Recording:

Cover Page	5.00
Recording Fee	25.00
Cultural Ed	14.25
Records Management - Coun	1.00
Records Management - Stat	4.75
Notations	0.50
Total:	50.50

**** NOTICE: THIS IS NOT A BILL ****

I hereby certify that the within and foregoing was recorded in the Sullivan County Clerk's Office

Daniel L. Briggs

Daniel L. Briggs
Sullivan County Clerk

Record and Return To:

PAULA FOR FRONTIER
P/U

TERMINATION OF ASSIGNMENT OF LEASES AND RENTS

THIS TERMINATION, made the 21 day of August in the year 2013 by Wells Fargo Bank, National Association having an address of 119 West 40th Street, New York, New York 10018, hereinafter referred to as "Assignee"

WHEREAS, the Assignee is the holder of an Assignment of Leases and Rents recorded on the 22 day of April 2009, in the Office of the Sullivan County Clerk as Instrument Number 2009-00045590 which Assignment of Leases and Rents was given by Boreal Water Collection, Inc. to Wells Fargo Bank, National Association. as collateral security for a Mortgage dated the 3rd day of April 2009 made by Boreal Water Collection, Inc. to Wells Fargo Bank, National Association. in the principal sum of One Million Nine Hundred Thousand Dollars ($1,900,000.00) and recorded April 22, 2009 in the Office of the Clerk of Sullivan County, New York as Instrument Number 2009-00045589.

WHEREAS, the Assignee has agreed to terminate said Assignment of Leases and rents hereinabove described and to have the Clerk of the County of Sullivan discharge said Assignment of Leases and Rents from the record.

IN WITNESS WHEREOF, the Assignee has executed this termination the day and year first above written.

Wells Fargo Bank, National Association

by: Evan Zwerman, Authorized Signatory

STATE OF NEW YORK)
) ss.,
COUNTY OF New York)

On the 21st day of August in the year 2013, before me, the undersigned, a Notary Public in and for said State, personally appeared Evan Zwerman personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

Notary Public

RECORD AND RETURN TO:

Jacob R. Billig, Esq
Billig Loughlin & Baer, LLP
P.O. Box 1447 – 461 Broadway
Monticello, New York 12701

LINDA KURZ
Notary Public - State of New York
NO. 01KU5033942
Qualified in Bronx County
My Commission Expires 9/26/14